                                                                 EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------

               Each of the undersigned directors and officers of Lotus Development Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint EDWIN J. GILLIS and THOMAS M. LEMBERG, and each of them, his or her true and lawful attorneys and agents, and attorney and agent, to do any and all acts and things in his or her name and on his or her behalf in his or her stead as if he or she were present and acting himself or herself, including, without limitation, to execute, deliver and file with governmental authorities any and all instruments and other documents for him or her and in his or her name in the respective capacities indicated below, that said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), and with any rules, regulations and requirements of the Securities and Exchange Commission, in connection with (i) the registration under the Securities Act of shares of Common Stock, $.01 par value, of the Corporation to be sold from time to time by certain Selling Shareholders named in the registration statement on Form S-3 relating thereto (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for him or her in his or her name in the respective capacities indicated below the Registration Statement and any and all other registration statements and amendments (including, without limitation, post-effective amendments) thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done (or shall have done or caused to be done) by virtue hereof.

               This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the undersigned directors and officers of the Corporation have hereunto set their hands in the respective capacities and on the respective dates indicated.

          /s/ Jim P. Manzi              Chairman of the       May 14, 1994
          --------------------------    Board, President,
          Jim P. Manzi                  CEO and Director
                                        (Principal
                                        Executive Officer)


          /s/ Edwin J. Gillis           Senior Vice           May 23, 1994
          --------------------------    President of
          Edwin J. Gillis               Finance and Operations
                                        (Principal
                                        Financial Officer)

          /s/ Lyn L. Benton             Vice President        May 23, 1994
          --------------------------    Finance and
          Lyn L. Benton                 Corporate Services
                                        and Corporate
                                        Controller
                                        (Principal
                                        Accounting Officer)

          /s/ Richard S. Braddock       Director              May 23, 1994
          --------------------------
          Richard S. Braddock

          /s/ William H. Gray, III      Director              May 12, 1994
          --------------------------
          William H. Gray, III

          /s/ Michael E. Porter         Director              May 23, 1994
          --------------------------
          Michael E. Porter

          /s/ Henri A. Termeer          Director              May 23, 1994
          --------------------------
          Henri A. Termeer

                                                                 EXHIBIT 24


                                  POWER OF ATTORNEY
                                  -----------------

               Each of the undersigned directors and officers of Lotus Development Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint EDWIN J. GILLIS and THOMAS M. LEMBERG, and each of them, his or her true and lawful attorneys and agents, and attorney and agent, to do any and all acts and things in his or her name and on his or her behalf in his or her stead as if he or she were present and acting himself or herself, including, without limitation, to execute, deliver and file with governmental authorities any and all instruments and other documents for him or her and in his or her name in the respective capacities indicated below, that said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), and with any rules, regulations and requirements of the Securities and Exchange Commission, in connection with (i) the registration under the Securities Act of shares of Common Stock, $.01 par value, of the Corporation to be sold from time to time by certain Selling Shareholders named in the registration statement on Form S-3 relating thereto (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for him or her in his or her name in the respective capacities indicated below the Registration Statement and any and all other registration statements and amendments (including, without limitation, post-effective amendments) thereto; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done (or shall have done or caused to be done) by virtue hereof.

               This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the undersigned directors and officers of the Corporation have hereunto set their hands in the respective capacities and on the respective dates indicated.



          /s/ Lawrence G. Graev           Director              May 23, 1994
          --------------------------
          Lawrence G. Graev


          /s/ Aldo Papone                 Director              May 12, 1994
          --------------------------
          Aldo Papone


          /s/ Chester A. Siuda            Director              May 23, 1994
          --------------------------
          Chester A. Siuda

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